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                                                                   EXHIBIT 10.21

                       INFOSPACE, INC. AND SARAIDE INC.

                                2000 STOCK PLAN

                           (Adopted April 17, 2000)

          1.  Purposes of the Plan.  The purposes of this 2000 Stock Plan are to
              --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the businesses of both InfoSpace, Inc. and Saraide Inc. Options granted under the Plan may be Nonstatutory Stock Options.

          2.  Definitions.  As used herein, the following definitions shall
              -----------
apply:

          (a) "Administrator" means the Board, any of its Committees, as
               -------------
applicable, as shall be administering the Plan, in accordance with Section 4 hereof.

          (b) "Applicable Laws" means the requirements relating to the
               ---------------
administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which InfoSpace Stock or Saraide Stock, as applicable, is listed or quoted and the applicable laws of any foreign country or jurisdiction where options are granted under the Plan.

          (c) "Board" means the Board of Directors of InfoSpace or Saraide, as
               -----
applicable.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (e) "Committee"  means a committee of Directors as described in
               ---------
Section 4 hereof.

          (f) "Consultant" means any natural person who is engaged by InfoSpace
               ----------
or Saraide or any Parent or Subsidiary to render consulting or advisory services to such entity.

          (g) "Corporate Transaction"  means any of the following shareholder-
               ---------------------
approved transactions to which InfoSpace or Saraide, as applicable, is a party:

              (i) a merger or consolidation in which InfoSpace or Saraide, as applicable, is not the surviving entity, except for (1) a transaction the principal purpose of which is to change the state of InfoSpace's or Saraide's incorporation, as applicable, or (2) a transaction in which InfoSpace's or Saraide's shareholders, as applicable, immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in InfoSpace or Saraide, as applicable) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction;

               (ii) the sale, transfer or other disposition of all or substantially all of the assets of InfoSpace or Saraide, as applicable, unless InfoSpace's or Saraide's shareholders, as
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applicable, immediately prior to such sale, transfer or other disposition hold
(by virtue of securities received in exchange for their shares in InfoSpace or Saraide, as applicable) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

               (iii) any reverse merger in which InfoSpace or Saraide, as applicable, is the surviving entity but in which InfoSpace's or Saraide's shareholders, as applicable, immediately prior to such merger do not hold (by virtue of their shares in InfoSpace or Saraide held immediately prior to such transaction) securities of InfoSpace or Saraide, as applicable, representing more than fifty percent (50%) of the total voting power of InfoSpace or Saraide, as applicable, immediately after such transaction.

               (iv) Notwithstanding (i), (ii) and (iii) above, in no event shall Saraide becoming a 100% owned Subsidiary of InfoSpace constitute a Corporate Transaction.

          (h)  "Director" means a member of the Board of Directors of InfoSpace
                --------
or Saraide.

          (i)  "Employee" means any person, including Officers and Directors,
                --------
employed by InfoSpace, Saraide, or any Parent or Subsidiary of InfoSpace or Saraide. A Service Provider shall not cease to be an Employee in the case of
(i) any leave of absence approved by InfoSpace or Saraide, as applicable, or
(ii) transfers between locations of InfoSpace, Saraide, any Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by InfoSpace or Saraide, as applicable, shall be sufficient to constitute "employment" by InfoSpace or Saraide, as applicable.

          (j)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (k)  "Fair Market Value" means, as of any date, the value of InfoSpace
                -----------------
Stock or Saraide Stock, as applicable, determined as follows:

               (i) If the InfoSpace Stock or Saraide Stock, as applicable, is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the InfoSpace Stock or Saraide Stock, as applicable, is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for such stock on the day of determination;

               (iii) In the absence of an established market for the InfoSpace Stock or Saraide Stock, as applicable, the Fair Market Value thereof shall be determined in good faith by the applicable Administrator.

          (l)  "InfoSpace" means InfoSpace, Inc., a Delaware corporation.
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          (m) "InfoSpace Option" means an option to purchase InfoSpace Stock.
               ----------------

          (n) "InfoSpace Stock" means the common stock of InfoSpace.
               ---------------

          (o) "Nonstatutory Stock Option" means an option not intended to
               -------------------------
satisfy the requirements of incentive stock options under Section 422 of the Code.

          (p) "Option Agreement" means a written or electronic agreement between
               ----------------
InfoSpace or Saraide, as applicable, and an Optionee evidencing the terms and conditions of an individual option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (q) "Optionee" means the holder of an outstanding InfoSpace Option or
               --------
Saraide Option, as applicable, granted under the Plan.

          (r) "Parent" means a "parent corporation" of either InfoSpace or
               ------
Saraide, as applicable, whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (s) "Plan" means this 2000 Stock Plan.
               ----

          (t) "Saraide" means Saraide Inc., a Delaware corporation.
               -------

          (u) "Saraide Option" means an option to purchase Saraide Stock.
               --------------

          (v) "Saraide Stock" means the common stock of Saraide Inc.
               -------------

          (w) "Service Provider" means an Employee, Director or Consultant.
               ----------------

          (x) "Subsidiary" means a "subsidiary corporation" of InfoSpace or
               ----------
Saraide, as applicable, whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3.   Shares Reserved under the Plan.
          ------------------------------

          (a) InfoSpace Stock. Subject to the provisions of Sections 3(c) and 11
              ---------------
of the Plan, the maximum aggregate number of InfoSpace Stock authorized for issuance under the Plan is 10,000,000 shares of InfoSpace Stock.

          (b) Saraide Stock. Subject to the provisions of Sections 3(c) and 11,
              --------------
the maximum aggregate number of Saraide Stock authorized for issuance under the Plan is 10,000,000 shares of Saraide.

          (c) Option Expiration. If an InfoSpace Option or Saraide Option, as
              -----------------
applicable, expires or becomes unexercisable without having been exercised in full, the unpurchased shares of InfoSpace Stock or Saraide, as applicable, which were subject thereto shall be added back to the applicable reserve under this
Section 3, and shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, shares of InfoSpace Stock or Saraide Stock that have actually been issued under the Plan, upon exercise of an InfoSpace Option or Saraide Option, as applicable, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested shares of restricted stock issued pursuant to an option are

                                      -3-
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repurchased by either InfoSpace or Saraide, as applicable, at their original purchase price, such shares shall be added back to the applicable reserve under this Section 3, and shall become available for future grant under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a)  Procedure.
               ---------

               (i)   Multiple Administrative Bodies.  Different Committees with
                     ------------------------------
respect to different groups of Service Providers may administer the Plan. However, the grant of options to purchase InfoSpace Stock shall require approval of an InfoSpace Committee, and the grant of options to purchase Saraide Stock shall require approval of a Saraide Committee.

               (ii)  Section 162(m).  To the extent that the Administrator
                     --------------
determines it to be desirable to qualify options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "Outside Directors" within the meaning of Section 162(m) of the Code.

               (iii) Rule 16b-3.  To the extent desirable to qualify
                     ----------
transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv)  Other Administration.  Other than as provided above, the
                     --------------------
Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan and, in the case of a Committee, the specific duties delegated by the applicable Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority, in its discretion:

               (i)   to determine the Fair Market Value;

               (ii) to select the Service Providers to whom InfoSpace Options and/or Saraide Options may from time to time be granted hereunder;

               (iii) to determine the number and type of shares to be covered by each such option granted hereunder;

               (iv)  to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions of any option granted hereunder;

               (vi) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying foreign laws;

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               (vii)  to allow Optionees to satisfy withholding tax obligations by electing to have InfoSpace or Saraide, as applicable, withhold from the shares to be issued upon exercise of an option that number of shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

          (c)  Effect of Administrator's Decision.  All decisions,
               ----------------------------------
determinations and interpretations of the Administrator shall be final and binding on all Optionees.

     5.   Eligibility.  Nonstatutory Stock Options may be granted to Service
          -----------
Providers. The Plan shall not confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with either InfoSpace or Saraide, nor shall it interfere in any way with his or her right or InfoSpace's or Saraide's right to terminate such relationship at any time, with or without cause.

     6.   Term of Plan.  The Plan shall become effective upon its adoption by
          ------------
the Boards of both InfoSpace and Saraide. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

     7.   Term of Option.  The term of each option shall be stated in the Option
          --------------
Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.

     8.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) The per share exercise price for the shares of InfoSpace Stock or Saraide Stock to be issued pursuant to exercise of an option shall be such price as is determined by the Administrator, subject to the following:

               (i) In the case of an option granted to a Service Provider who, at the time of grant of such option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of either InfoSpace or Saraide, or any Parent or Subsidiary of InfoSpace or Saraide, the exercise price shall be no less than 110% of the Fair Market Value per share on the date of grant.

               (ii) In the case of an option granted to any other Service Provider, the per share exercise price shall be no less than 85% of the Fair Market Value per share on the date of grant. In the event an option is intended to qualify as "performance based compensation" within the meaning of 162(m) of the Code, the per share exercise price shall be no less than 100% of the Fair Market Value per share on the date of grant.

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               (iii) Notwithstanding the foregoing, options may be granted with a per share exercise price of less than 100% of Fair Market Value on the date of grant pursuant to a merger or other corporate transaction.

          (b) The consideration to be paid for the shares of InfoSpace Stock or Saraide Stock to be issued upon exercise of an option, including the method of payment, shall be determined by the Administrator, and may consist entirely of
(1) cash, (2) check, (3) promissory note, (4) other shares of InfoSpace Stock or Saraide Stock which (x) in the case of shares acquired directly or indirectly from either InfoSpace or Saraide have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said option shall be exercised, (5) consideration received by InfoSpace or Saraide, as applicable, under a formal cashless exercise program adopted by InfoSpace or Saraide, as applicable, in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit InfoSpace or Saraide, as applicable.

          (c)  The following limitations shall apply to grants of options:

               (i) No Service Provider shall be granted, in any fiscal year, options to purchase more than 1,000,000 shares of InfoSpace Stock and 1,000,000 shares of Saraide Stock.

               (ii) In connection with his or her initial service, a Service Provider may be granted options to purchase up to an additional 1,000,000 shares of InfoSpace Stock and 1,000,000, shares of Saraide Stock, which shall not count against the limit set forth in subsection (i) above.

               (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in InfoSpace's or Saraide's capitalization, as applicable, as described in Section 11.

     9.   Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Shareholder.  Any option
               -----------------------------------------------
granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Except in the case of options granted to Officers, Directors and Consultants of Saraide, Saraide Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the options are granted. An InfoSpace Option or Saraide Option may not be exercised for a fraction of a share.

          (b) An option shall be deemed exercised when InfoSpace or Saraide, as applicable, receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the option, and (ii) full payment for the shares with respect to which the option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an option shall be issued in the name of the Optionee or, if requested

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by the Optionee, in the name of the Optionee and his or her spouse. Until the shares are issued (as evidenced by the appropriate entry on the books of InfoSpace or Saraide (or of a duly authorized transfer agent of the either)), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the shares, notwithstanding the exercise of the option. InfoSpace or Saraide shall issue (or cause to be issued) such shares promptly after the option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares are issued, except as provided in Section 11 of the Plan.

          (c)  Termination of Relationship as a Service Provider.  If an
               -------------------------------------------------
Optionee ceases to be a Service Provider, such Optionee may exercise his or her option within thirty (30) days of termination, or such longer period of time as specified in the Option Agreement, to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of the option as set forth in the Option Agreement). If, on the date of termination, the Optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her option within the time specified by the Administrator, the option shall terminate, and the shares covered by such option shall revert to the Plan.

          (d)  Disability of Optionee.  If an Optionee ceases to be a Service
               ----------------------
Provider as a result of the Optionee's Disability, the Optionee may exercise his or her option within six (6) months of termination, or such longer period of time as specified in the Option Agreement, to the extent the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the Option Agreement). If, on the date of termination, the Optionee is not vested as to his or her entire option, the Shares covered by the unvested portion of the option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her option within the time specified herein, the option shall terminate, and the shares covered by such option shall revert to the Plan.

          (e)  Death of Optionee.  If an Optionee dies while a Service Provider,
               -----------------
the option may be exercised within six (6) months following Optionee's death, or such longer period of time as specified in the Option Agreement, to the extent that the option is vested on the date of death (but in no event later than the expiration of the term of such option as set forth in the Option Agreement) by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such option may be exercised by the personal representative of the Optionee's estate or by the person(s) to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. If, at the time of death, the Optionee is not vested as to his or her entire option, the shares covered by the unvested portion of the option shall immediately revert to the Plan. If the option is not so exercised within the time specified herein, the option shall terminate, and the shares covered by such option shall revert to the Plan.

     10.  Limited Transferability of Options.  Unless determined otherwise by
          ----------------------------------
the Administrator, options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee. If the Administrator in its sole discretion makes a Saraide Option transferable, such option may only be transferred by (i) will, (ii) the laws of descent

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and distribution, (iii) instrument to an inter vivos or testamentary trust in which the option is to be passed to beneficiaries upon the death of the Optionee, or (iv) gift to a member of Optionee's immediate family (as such term is defined in Rule 16a-1(e) of the Exchange Act). In addition, any transferable option shall contain additional terms and conditions as the Administrator deems appropriate.

     11.  Adjustments Upon Changes in Capitalization, Dissolution or a Corporate
          ----------------------------------------------------------------------
Transaction.
-----------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
shareholders of InfoSpace or Saraide, as applicable, the number and type of shares which have been authorized for issuance under the Plan but as to which no options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an option, and the number and type of shares covered by each outstanding option, as well as the price per share covered by each such outstanding option, shall be proportionately adjusted by the applicable Board, in its discretion, for any increase or decrease in the number or type of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, conversion or reclassification or any other increase or decrease in the number of issued shares of InfoSpace Stock or Saraide Stock, as applicable. Such adjustment shall be made by the applicable Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by InfoSpace or Saraide of shares of its stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, type or price of shares subject to an option.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of InfoSpace or Saraide, as applicable, the applicable Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The applicable Administrator in its discretion may provide for an Optionee to have the right to exercise his or her option until fifteen (15) days prior to such transaction as to all of the shares of stock covered thereby, including shares as to which the InfoSpace Option or Saraide Option, as applicable, would not otherwise be exercisable. In addition, the applicable Administrator may provide that any InfoSpace or Saraide repurchase option, with regard to any shares purchased upon exercise of an InfoSpace Option or Saraide Option, as applicable, shall lapse as to all such shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an option will terminate immediately prior to the consummation of such proposed action.

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          (c)  Corporate Transaction.
               ---------------------

               (i) Unless determined otherwise by the InfoSpace and Saraide Boards, in the event of a Corporate Transaction of InfoSpace and not of Saraide, then subsection 11(c)(ii) shall apply only to InfoSpace Options. In addition, unless determined otherwise by the InfoSpace and Saraide Boards, in the event of a Corporate Transaction of Saraide and not of InfoSpace, then subsection 11(c)(ii) shall apply only to Saraide Options.

               (ii) Subject to subsection 11(c)(i), in the event of any Corporate Transaction to which either InfoSpace or Saraide is a party, then any InfoSpace Option or Saraide Option, as applicable, shall terminate immediately prior to the specified effective date of the Corporate Transaction; provided, however, that to the extent permitted by applicable law, any unvested InfoSpace Option or Saraide Option, as applicable, shall vest and become exercisable as to 25% of the unvested shares of InfoSpace Stock or Saraide Stock, as applicable, immediately prior to the specified effective date of the Corporate Transaction. Notwithstanding the foregoing, InfoSpace Options and Saraide Options, as applicable, shall not terminate if, in connection with the Corporate Transaction, they are to be assumed or substituted by the successor corporation or its parent company. If an InfoSpace Option or Saraide Option, as applicable, is not assumed or substituted by the successor corporation or its parent pursuant the option agreements providing substantially equal value and having substantially equivalent provisions as the InfoSpace Options or Saraide Options, as applicable, such options shall vest and become exercisable as to an additional 25% of the unvested shares of InfoSpace Stock or Saraide Stock, as applicable, immediately prior to the specified effective date of the Corporate Transaction.

          (d)  Other Changes to InfoSpace Stock or Saraide Stock.  Subject to
               -------------------------------------------------
Section 11(e) below, in the event of any redemption or conversion of either InfoSpace Stock or Saraide Stock (including any partial redemption or conversion), or any other occurrence affecting the majority of outstanding InfoSpace Stock or Saraide Stock, the InfoSpace Board and Saraide Board may, if they so determine in the exercise of their sole discretion, (i) make appropriate adjustments to the number and type of shares covered by each outstanding InfoSpace Option and Saraide Option, and the number and type of shares which have been authorized for issuance under the Plan but as to which no options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an option, as well as the price per share covered by each such outstanding option under the Plan, (ii) make outstanding options fully exercisable and vested prior to any such redemption, conversion, sale, or other occurrence, (iii) impose a date of termination of outstanding options to occur no later than the date of any such redemption, conversion, sale, or other occurrence or (iv) provide for any combination of (i), (ii) and (iii) above.
The determination of the Boards pursuant to this Section shall be final, binding and conclusive.

          (e)  Conversion of Saraide Options.  Notwithstanding the foregoing, in
               ------------------------------
the event Saraide becomes a 100% owned subsidiary of InfoSpace, each outstanding Saraide Option shall be converted into InfoSpace Options at the applicable rate of conversion of Saraide Stock into InfoSpace Stock, and the InfoSpace Board and Saraide Board shall make appropriate adjustments to the number and type of shares covered by each outstanding Saraide Option, and the number of shares which have been authorized for issuance under the Plan but as to which no options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an option, as well as the price per share covered by each such outstanding Saride Option.

     12.  Date of Grant.  The date of grant of an option shall, for all
          -------------
purposes, be the date on which the Administrator makes the determination granting such option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an option is so granted within a reasonable time after the date of such grant.

     13.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination.  The Plan may be amended, altered,
               -------------------------
suspended or terminated at anytime upon agreement of both the InfoSpace Board and Saraide Board.

          (b)  Shareholder Approval.  InfoSpace and Saraide shall obtain
               --------------------
shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)  Effect of Amendment or Termination.  No amendment, alteration,
               ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and InfoSpace or Saraide, as applicable. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to options granted under the Plan prior to the date of such termination.

     14.  Conditions Upon Issuance of Shares.
          ----------------------------------

          (a)  Legal Compliance.  Shares of InfoSpace Stock and Saraide Stock
               ----------------
shall not be issued pursuant to the exercise of an option unless the exercise of such option and the issuance and delivery of such shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for InfoSpace or Saraide, as applicable, with respect to such compliance.

          (b)  Investment Representations.  As a condition to the exercise of an
               --------------------------
option, the Administrator may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for InfoSpace or Saraide, as applicable, such a representation is required.

     15.  Inability to Obtain Authority.  The inability of InfoSpace or Saraide
          -----------------------------
to obtain authority from any regulatory body having jurisdiction, which authority is deemed by InfoSpace's or Saraide's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve InfoSpace and Saraide of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

     16.  Reservation of Shares.  InfoSpace and Saraide, during the term of this
          ---------------------
Plan, shall at all times reserve and keep available such number of shares of InfoSpace Stock and Saraide Stock as shall be sufficient to satisfy the requirements of the Plan.

     17.  Shareholder Approval.  The Plan shall be subject to approval by the
          --------------------
shareholders of InfoSpace and Saraide within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

     18.  Information to Optionees and Purchasers of Saraide Stock.  Saraide
          --------------------------------------------------------
shall provide to each Optionee holding a Saraide Option, not less frequently than annually, copies of annual financial statements. Saraide shall also provide such statements to each individual who acquires shares of Saraide Stock pursuant to the Plan while such individual owns such shares. Saraide shall not be required to provide such statements to Service Providers whose duties in connection with InfoSpace or Saraide assure their access to equivalent information. Notwithstanding the foregoing, if Saraide becomes a 100% owned subsidiary of InfoSpace, and all Saraide Options are terminated, then Saraide shall no longer be obligated to provide information pursuant to this Section 18.